EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mindy Grossman, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1) the Annual Report of HSN, Inc. on Form 10-K/A for the fiscal year ended December 31, 2012 of HSN, Inc. (the “Report”), which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HSN, Inc.

Date: February 21, 2013	By:	/s/ Mindy Grossman
Mindy Grossman Chief Executive Officer